                                                Fourth AMENDMENT TO
                                            FOURTH AMENDED AND RESTATED
                                     REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This Fourth AMENDMENT TO FOURTH AMENDED AND RESTATED  REVOLVING  CREDIT AND TERM LOAN AGREEMENT,  dated as of June 21,  2002  (this  "Amendment"),  is by and among  EMMIS  OPERATING  COMPANY,  an  Indiana  corporation  (as
                           ---------
successor  in  interest  to Emmis  Communications  Corporation)  ("Emmis"),  TORONTO  DOMINION  (TEXAS),  INC.,  as
                                                                   -----
administrative agent (the "Administrative  Agent"), FLEET NATIONAL BANK (successor by merger to BankBoston,  N.A.),
                           --------------  -----
as documentation agent (the  "Documentation  Agent"),  WACHOVIA BANK,  NATIONAL  ASSOCIATION (as successor to First
                              -------------  -----
Union  National  Bank),  as  syndication  agent  (the  "Syndication   Agent"),   Credit  Suisse  First  Boston,  as
                                                        -----------   -----
co-documentation   agent  (the   "Co-Documentation   Agent",  and  together  with  the  Administrative  Agent,  the
                                  ----------------   -----
Documentation  Agent,  and the Syndication  Agent,  the "Agents"),  and the lending  institutions  which are or may
                                                         ------
become  parties to the Credit  Agreement  (as  defined  below)  from time to time  (collectively,  the  "Lenders").
                                                                                                         -------
Capitalized  terms used herein  without  definition  shall have the  meanings  assigned to such terms in the Credit
Agreement referred to below.

         WHEREAS,  Emmis, the Lenders and the Agents are parties to a Fourth Amended and Restated  Revolving Credit and Term Loan Agreement,  dated as of December 29, 2000 (as previously  amended and as further  amended,  restated, supplemented  or otherwise  modified and in effect from time to time,  the "Credit  Agreement"),  pursuant to which
                                                                            ------  ---------
the Lenders have made loans and otherwise  extended  credit to Emmis on the terms and subject to the conditions set forth therein;

         WHEREAS,  Emmis,  the Lenders and the Agents have agreed to modify  certain  terms and  conditions  of the
Credit Agreement as specifically set forth in this Amendment;

         NOW THEREFORE,  in consideration of the foregoing premises and for other good and valuable  consideration, the receipt and  sufficiency  of which is hereby  acknowledged,  Emmis,  the Lenders and the Agents hereby agree as follows:

        §1.      Tranche C Term Loan.

(a)      Pursuant to §16 of the Credit  Agreement and subject to the terms and  conditions  set forth herein,  each of the  undersigned  financial  institutions  identified on Schedule A hereto as a "Tranche C Lender"
                                                                          -------- -
              (individually,  a "Tranche C Lender" and  collectively,  the  "Tranche C Lenders")  agrees to lend to
                                 ------- - ------                            ------- - -------
              the Borrower on the date hereof that  percentage  set forth opposite its name on Schedule A hereto of
                                                                                               -------- -
              a term loan, which shall be in the aggregate  principal  amount of $500,000,000  (the "Tranche C Term
                                                                                                     ------- - ----
              Loan").  As a condition  precedent to the advance of the Tranche C Term Loan,  as provided in § 12 of
              ----
              this  Amendment,  the Borrower shall have repaid any principal  balance of the Tranche B Term Loan in excess of  $500,000,000,  together  with  accrued and unpaid  interest  on the entire  Tranche B Term
              Loan,  with  proceeds of a Revolving  Credit Loan made on the date hereof (the  “Revolver  Repayment
              Advance”).  The  proceeds of the Tranche C Term Loan shall be applied to repay in full the  remaining
              -------
              outstanding  $500,000,000  principal balance of the Tranche B Term Loan. Following the application of the  proceeds  of the Tranche C Term Loan plus the  Revolver  Repayment  Advance,  the Tranche B Term
                                                        ----
              Loan shall be repaid in full (the “June 2002 Repayment”).

(b)      The  Tranche C Term Loan  shall be deemed to be a "Term  Loan" and a "Loan"  under and as  defined  in the
              Credit  Agreement and shall have the same final  maturity date set forth in the definition of Tranche
              B Maturity  Date and shall  amortize on the same  schedule and be subject to the same  mandatory  and voluntary  prepayment  provisions as set forth in §§4 and 5 of the Credit Agreement for the Tranche B
              Term  Loan.  The  Tranche  C Term  Loan  shall  bear  interest  as set  forth  in §4.5 of the  Credit
              Agreement;  provided  that  the  Applicable  Margin  for (i)  each  Tranche  C Term  Loan  which is a
                          --------
              Eurodollar  Rate Loan  shall be (A) 2.50% per annum so long as the Total  Leverage  Ratio is  greater than  6.00:1.00,  and (B) 2.25% per annum so long as the Total  Leverage  Ratio is less than or equal to  6.00:1.00,  and (ii)  each  Tranche C Term  Loan  which is Base Rate Loan  shall be (A) 1.50% per annum so long as the Total  Leverage  Ratio is greater than 6.00:1.00 and (B) 1.25% per annum so long as the Total Leverage Ratio is less than or equal to 6.00:1.00.

(c)      The  Tranche  C  Lenders,  the  other  Lenders,  the  Borrower  and the  Agents  hereby  acknowledge  that immediately  following  the  advance of the Tranche C Term Loan and the June 2002  Repayment  (i) the
              Credit  Agreement  shall be amended in accordance  with the  provisions of §2 through 11 below,  (ii)
              the  Tranche C Term Loan  shall be  renamed  the  Tranche B Term Loan,  (iii) all  references  in the
              Credit  Agreement  and the  other  Loan  Documents  to the  words  "Tranche  B" shall be deemed to be references  to or to relate to the  Tranche C Term Loan  advanced  pursuant to this §1 and renamed by
              §1(c)(ii)  above,  and (iv) the Tranche C Term Loan as so renamed shall be governed by and subject to all of the  provisions,  terms and  conditions  set forth in the Credit  Agreement and the other Loan
              Documents  in every  respect  as though  such  Tranche C Term Loan had been  originally  referred  to therein as the Tranche B Term Loan.

(d)      Each Tranche C Lender not a party to the Credit  Agreement prior to the Fourth  Amendment  Effective Date, by execution of this  Amendment,  hereby agrees to become a party to the Credit  Agreement and agrees to perform all duties and  obligations  of a Lender  under the Credit  Agreement.  This  agreement of accession  to the Credit  Agreement  shall  become a part of the Credit  Agreement  and  satisfy  the requirements of §16.1(3) of the Credit Agreement.

(e)      Pursuant  to §16.2 of the Credit  Agreement,  the  Borrower  shall,  no later than five (5) days after the
              Fourth  Amendment  Effective  Date or at such  earlier  time as a  Tranche  C Lender  shall  request, deliver to each Tranche C Lender a Note  evidencing  such Tranche C Lender's  Tranche C Term Loan, as renamed pursuant to §1(c) hereof.

         §2.      Amendment to §1.1 of the Credit  Agreement.  (a) The definition of “Applicable  Margin” set forth in  section  1.1 of the Credit  Agreement  is hereby  restated  in its  entirely  as  follows  to  incorporate  the
Applicable  Margin  provisions  applicable to the Tranche C Term Loan (as renamed) and to delete  references to the
Applicable  Margin  applicable  to the Tranche B Term Loan being  repaid in full in  connection  with the June 2002
Repayment:

                  "Applicable  Margin.  For  each  period  commencing  on  an  Adjustment  Date  through  the  date
                   ------------------
         immediately  preceding the next Adjustment Date (each a "Rate Adjustment  Period"),  the Applicable Margin
                                                                  ---- ----------  ------
         for

                  (a) each Type of  Revolving  Credit Loan and Tranche A Term Loan shall be the  applicable  margin set forth below for such Type with respect to the Total  Leverage  Ratio,  as determined for the Reference
         Period ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period:

                ---------------------------------------------------------------------------------
                                  Revolving Credit Loans & Tranche A Term Loan
                ---------------------------------------------------------------------------------
                ---------------- ------------------------

                                          Total
                                        Leverage          Base Rate Loans     Eurodollar Rate
                     Level                Ratio                                    Loans
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                       I          Greater than or equal
                                      to 8.25:1.00             2.25%               3.25%
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                      II           Less than 8.25:1.00
                                   but greater than or         2.00%               3.00%
                                   equal to 7.00:1.00
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                      III          Less than 7.00:1.00
                                   but greater than or         1.75%               2.75%
                                   equal to 6.50:1.00
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                      IV           Less than 6.50:1.00
                                   but greater than or         1.50%               2.50%
                                   equal to 6.00:1.00
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                       V           Less than 6.00:1.00
                                   but greater than or         1.25%               2.25%
                                   equal to 5.50:1.00
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                      VI           Less than 5.50:1.00
                                   but greater than or         1.00%               2.00%
                                   equal to 5.00:1.00
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                      VII          Less than 5.00:1.00
                                   but greater than or         0.75%               1.75%
                                   equal to 4.50:1.00
                ---------------- ------------------------ ----------------- ---------------------
                ---------------- ------------------------ ----------------- ---------------------
                     VIII          Less than 4.50:1.00
                                                               0.50%               1.50%
                ---------------- ------------------------ ----------------- ---------------------

                  (b) each Type of  Tranche B Term Loan  (formerly  Tranche C Term  Loan)  shall be the  applicable margin set forth below for such Type with  respect to the Total  Leverage  Ratio,  as  determined  for the
         Reference  Period ending on the fiscal quarter ended  immediately  prior to the applicable Rate Adjustment
         Period:

                   ------------------------------------------------------------------------------
                                Tranche B Term Loan (formerly Tranche C Term Loan)
                   ------------------------------------------------------------------------------
                   -------------- ------------ ------------- ------------------------------------

                                     Total
                       Level       Leverage     Base Rate           Eurodollar Rate Loans
                                     Ratio        Loans
                   -------------- ------------ ------------- ------------------------------------
                   -------------- ------------ ------------- ------------------------------------

                         I          Greater       1.50%                     2.50%
                                     than
                                   6.00:1.00
                   -------------- ------------ ------------- ------------------------------------
                   -------------- ------------ ------------- ------------------------------------

                        II         Less than      1.25%                     2.25%
                                   or equal
                                      to
                                   6.00:1.00
                   -------------- ------------ ------------- ------------------------------------

         Notwithstanding  the foregoing,  the Applicable  Margin for all Loans (other than the Tranche B Term Loans
         (formerly  Tranche C Term Loans))  shall be increased by 0.25% on each of June 1, 2002,  September 1, 2002 and December 1, 2002 (each such date, a "Step-up  Date") (each such increase in the Applicable  Margin,  a
         "Step-Up");  and provided,  further, if the Senior Leverage Ratio is less than 5.00:1.00 for any period of two (2) consecutive  fiscal  quarters  ending after the Third Amendment  Effective Date as demonstrated in the financial statements and the Compliance  Certificate  delivered pursuant to §10.4 for each such fiscal quarter,  the Applicable  Margin shall  thenceforth be determined by reference to the Total Leverage Ratio as set forth in the above table without regard to any Step-Up.

                  If the Borrower fails to deliver any Compliance  Certificate  pursuant to §10.4(c),  then for the period  commencing on the second  Business Day following the date on which the Compliance  Certificate was to be delivered  pursuant to §10.4(c) through the earlier to occur of (i) the date  immediately  following the date on which such  Compliance  Certificate  is delivered or (ii) the 10th Business Day following such
         Adjustment  Date, the Applicable  Margin shall be the Applicable  Margin then in effect,  provided that if
                                                                                                   -------- ----
         upon delivery,  such Compliance  Certificate shows the Applicable Margin should have increased during such period,  the Applicable  Margin will be increased  retroactively  to such Adjustment Date. If the Borrower fails to deliver a Compliance  Certificate  pursuant to §10.4(c) and such  Compliance  Certificate has not been  delivered  on or  prior  to the  10th  Business  Day  following  the day on  which  such  Compliance
         Certificate  was required to be delivered,  then  commencing on the 11th Business Day following the day on which such Compliance  Certificate was required to be delivered,  and continuing through the date on which
         Compliance  Certificate is delivered,  then the Applicable  Margin shall be the highest  Applicable Margin set forth above."

         (b)      Section 1.1 of the Credit  Agreement  is hereby  further  amended by deleting the  definition  of
"Tranche B Term Loan" set forth in such §1.1 in its entirety and  substituting  in lieu thereof the  following  new definition:

                  "Tranche B Term Loan.  (a) Prior to the Fourth  Amendment  Effective  Date, the term loan made or
                  --------------------
         to be made by the  Tranche B Lenders  to the  Borrower  on the  Funding  Date in the  aggregate  principal amount of  $600,000,000  pursuant to §4.1,  and (b) as of the Fourth  Amendment  Effective  Date, the Term
         Loan made by the  Tranche  B  Lenders  to the  Borrower  on the  Fourth  Amendment  Effective  Date in the
         aggregate  principal  amount of $500,000,000  pursuant to §1 of the Fourth  Amendment (which Term Loan was originally  referred  to in such  Fourth  Amendment  as the  Tranche C Term  Loan),  as such amount may be increased thereafter pursuant to the terms and conditions set forth in §16."

         (c)      Section  1.1 of the Credit  Agreement  is hereby  further  amended by adding  the  following  new definitions to such §1.1 in the appropriate alphabetical order:

                  "Fourth  Amendment.  That  certain  Fourth  Amendment to Fourth  Amended and  Restated  Revolving
                   -----------------
         Credit and Term Loan Agreement, dated as of June 21, 2002 among the Borrower and the Lenders."

                  "Fourth  Amendment  Effective Date. The date on which each of the conditions  precedent set forth
                   ------  ---------  --------- ----
         in §12 of the Fourth Amendment have been satisfied."

                  "Third  Amendment.  That certain Third Amendment to Fourth Amended and Restated  Revolving Credit
                   ----------------
         and Term Loan Agreement, dated as of November 30, 2001 among the Borrower and the Lenders."

         §3.      Amendment  to §5.2 of the  Credit  Agreement.  Section  5.2 of the  Credit  Agreement  is  hereby
                       -------------------------------------------------
amended by deleting the proviso added by the Third Amendment to the Credit Agreement.

         §4.      Amendment  to §5.3 of the  Credit  Agreement.  Section  5.3 of the  Credit  Agreement  is  hereby
                       -------------------------------------------------
amended by deleting the proviso added by the Third Amendment to the Credit Agreement.

         §5.      Amendment  to §11.4 of the  Credit  Agreement.  Section  11.4 of the Credit  Agreement  is hereby
                       --------------------------------------------------
amended by adding the following clause (g) immediately following clause (f) thereto:

                  "(g)     the  Borrower  may make a one time  cash  Distribution  to its  Parent  in an  aggregate amount not to exceed  $60,200,000  for the sole  purpose of funding the partial  redemption  of the Senior
         Discount Notes."

         §6.      Amendment  to §12.1 of the  Credit  Agreement.  Section  12.1 of the Credit  Agreement  is hereby
                       --------------------------------------------------
amended by deleting the text of such §12.1 in its entirety and substituting in lieu thereof the following text:

                  12.1. Total  Leverage  Ratio. The  Borrower will not permit the Total  Leverage Ratio as of the
                        ----------------------
         last day of each  fiscal  quarter of the  Borrower  ending  during any period  described  in the table set forth below to exceed the ratio set forth opposite such period in such table:

         --------------------------------------------------- ---------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    -------                                                     -----
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                        5/31/02 -- 11/30/02                                   7.00:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         12/1/02 - 2/28/03                                    6.50:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         3/1/03 -- 8/31/03                                    6.25:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         9/1/03 -- 2/29/04                                    6.00:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         3/1/04 -- 5/31/04                                    5.75:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         6/1/04 -- 8/31/04                                    5.50:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         9/1/04 -- 2/28/05                                    5.25:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                          3/1/05 - 8/31/05                                    4.75:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                             Thereafter                                       4.00:1.00
         --------------------------------------------------- ---------------------------------------------

         §7.      Amendment  to §12.2 of the  Credit  Agreement.  Section  12.2 of the Credit  Agreement  is hereby
                       --------------------------------------------------
amended by deleting the text of such §12.2 in its entirety and substituting in lieu thereof the following text:

                  12.2.  Senior  Leverage  Ratio. The Borrower will not permit the Senior Leverage Ratio as of the
                         -----------------------
         last day of each  fiscal  quarter of the  Borrower  ending  during any period  described  in the table set forth below to exceed the ratio set forth opposite such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         5/31/02 - 8/31/02                                    5.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                        9/1/02 -- 11/30/02                                    5.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         12/1/02 - 2/28/03                                    5.00:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/03 - 8/31/03                                     4.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/03 - 2/29/04                                     4.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/04 - 8/31/04                                     4.00:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/04 - 2/28/05                                     3.75:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/05 - 8/31/05                                     3.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        3.00:1.00
         -------------------------------------------------- -----------------------------------------------

         §8.      Amendment  to §12.3 of the  Credit  Agreement.  Section  12.3 of the Credit  Agreement  is hereby
                       --------------------------------------------------
amended by deleting the text of such §12.3 in its entirety and substituting in lieu thereof the following table:

                  12.3. Interest  Coverage  Ratio.  The Borrower will not permit the Interest Coverage Ratio as of
                        -------------------------
         the last day of each fiscal  quarter of the Borrower  ending during any period  described in the table set forth below to be less than the ratio set forth opposite such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         5/31/02 - 8/31/02                                    1.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/02 - 2/28/03                                     1.75:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/03 - 2/29/04                                     2.00:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/04 - 2/28/05                                     2.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/05 - 2/29/08                                     2.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        3.00:1.00
         -------------------------------------------------- -----------------------------------------------

         §9.      Amendment  to §12.4 of the  Credit  Agreement.  Section  12.4 of the Credit  Agreement  is hereby
                       --------------------------------------------------
amended by deleting the text of such §12.4 in its entirety and substituting in lieu thereof the following text:

                  12.4. Pro  Forma Fixed  Charge  Coverage  Ratio. As  at the end of each  fiscal  quarter of the
                        -----------------------------------------
         Borrower,  commencing  with the fiscal  quarter  ending May 31, 2002, the Borrower will not permit the Pro
         Forma Fixed Charge Coverage Ratio to be less 1.10:1.00.

         §10.     Amendment  to §16.1 of the  Credit  Agreement.  Section  16.1 of the Credit  Agreement  is hereby
                       --------------------------------------------------
amended  by  deleting  (a)  the  reference  to the  amount  "$500,000,000"  in the  first  sentence  of  §16.1  and substituting  in lieu thereof a reference to the amount  "$200,000,000"  and (b) in its entirety  clause (2) of the sentence  commencing  with the words  "Notwithstanding  anything to the contrary set forth  herein,  no  additional commitments shall be permitted hereunder" and substituting in lieu thereof the following text:

                 "(2) the Borrower  shall have  delivered  to the  Administrative  Agent a  Compliance  Certificate
         demonstrating  compliance  with the terms of the Credit  Agreement  after  giving pro forma  effect to the loans to be  advanced  in  respect  of the  additional  commitment  and the  application  of the  proceeds thereof,  such  compliance to be  calculated  based on the  Borrower's  Consolidated  Operating  Cash Flow reported in  connection  with the  preparation  of the  Borrower's  Compliance  Certificate  most recently delivered to the Administrative Agent"

         §11.     Schedule 1.  Schedule 1 of the Credit  Agreement  is hereby  amended by deleting in its  entirety
                       ----------
Schedule 1  originally  attached to the Credit  Agreement  and  substituting  in lieu  thereof  Schedule 1 attached
-------- -                                                                                      -------- -
hereto.

         §12.     Conditions  to  Effectiveness.  This  Amendment  shall become  effective,  and the  conditions to
                       -----------------------------
§16.1 of the Credit  Agreement shall have been deemed to have been satisfied,  upon the satisfaction of each of the following conditions precedent:

         (a)      the  Administrative  Agent shall have received a  counterpart  signature  page to this  Amendment duly  executed and  delivered by Emmis,  the  Subsidiaries  of Emmis listed on the  signature  pages  hereto,  each
Tranche C Lender and the Required Lenders;

         (b)      the  Borrower  shall have  prepaid any  principal  amount of the Tranche B Term Loan in excess of
$500,000,000  and all  accrued  but unpaid  interest  on the entire  Tranche B Term Loan with the  proceeds  of the
Revolver  Repayment  Advance and the  Administrative  Agent shall be  satisfied  that the proceeds of the Tranche C
Term Loan  shall be  immediately  applied  to repay the  remaining  principal  balance  of the  Tranche B Term Loan outstanding immediately prior to the effective date hereof;

         (c)      the  Administrative   Agent  shall  have  received  evidence   reasonably   satisfactory  to  the
Administrative  Agent that all corporate action necessary for the valid execution,  delivery and performance by the
Borrower of this  Amendment,  the  borrowing of the Tranche C Term Loan and the  transactions  contemplated  hereby shall have been duly and effectively taken;

         (d)      the  Administrative  Agent  shall  have  received  from the  Borrower a  certificate  from a duly authorized  officer  of the  Borrower  attesting  that (i) each of the  Borrower  and its  Subsidiaries  is in good standing under the laws of its  incorporation  or formation and attaching the  appropriate  certificates  of public officials to such effect,  and (ii) none of the Governing  Documents of the Borrower and its  Subsidiaries has been amended  since the date the  Reorganization  became  effective  and the date  such  Governing  Documents  were last delivered  to the  Administrative  Agent and  certified  by a duly  authorized  officer of the Borrower as true and complete;

         (e)      the  Borrower  shall have  delivered to the  Administrative  Agent an opinion of counsel from (i)
Paul,  Weiss,  Rifkind,  Wharton & Garrison,  counsel to the  Borrower  and its  Subsidiaries,  (ii) counsel to the
Borrower  and its  Subsidiaries  in  Indiana,  and (iii) FCC counsel to the  Borrower  and its  Subsidiaries,  (iv)
associate  general  counsel  to the  Borrower  and  its  Subsidiaries  and  (v)  counsel  to the  Borrower  and its
Subsidiaries in California,  each addressed to the  Administrative  Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent;

         (f)      the  Borrower  shall  have  delivered  to  the  Administrative  Agent  a  Compliance  Certificate
demonstrating  compliance  with the terms of the Credit  Agreement  after  giving pro forma effect to the Tranche C
                                                                                  --- -----
Terms Loans and the June 2002 Repayment as set forth in §16.1 of the Credit Agreement, as amended hereby;

         (g)      Emmis  shall  have paid to the  Administrative  Agent,  for the pro rata  account  of each of the
                                                                                  --- ----
Lenders which shall have returned to the  Administrative  Agent an executed  signature page to this Amendment on or prior to June 17,  2002,  an  amendment  fee in an  amount  equal to one  eighth  of one  percent  (0.125%)  of the aggregate  amount of such Lender's  Commitment  (as in effect after giving effect to this  Amendment  including the making of the Tranche C Term Loans and June 2002 Repayment contemplated by §1 hereof); and

(h)      the Borrower  shall have delivered to the  Administrative  Agent copies of updated  financial  projections through the final maturity date of the Tranche C Term Loan.

         §13.     Affirmation of Emmis.  Emmis hereby  affirms all of its  Obligations  under the Credit  Agreement
                       --------------------
and  under  each of the  other  Loan  Documents  to  which  it is a party  and  hereby  affirms  its  absolute  and unconditional  promise to pay to the Lenders the Loans and all other  amounts  due under the Credit  Agreement  (as amended hereby) and the other Loan Documents.

         §14.     Representations  and  Warranties.  Emmis  hereby  represents  and warrants to the Lenders and the
                       --------------------------------
Administrative Agent as follows:

         (a)      Representations and Warranties.  Each of the  representations  and warranties  contained in §9 of
                  --------------- --- ----------
the Credit  Agreement  were true and correct in all material  respects when made,  and, after giving effect to this
Amendment,  are true and correct in all  material  respects on and as of the date  hereof,  except to the extent of changes  resulting  from  transactions  contemplated  or  permitted  by the  Credit  Agreement  and the other  Loan
Documents,  changes  occurring  in the  ordinary  course  of  business  that  singly  or in the  aggregate  are not materially adverse and to the extent that such representations and warranties relate specifically to a prior date.

         (b)      Enforceability.  The execution and delivery by Emmis of this  Amendment,  and the  performance by
                  --------------
Emmis of this Amendment and the Credit Agreement,  as amended hereby,  are within the corporate  authority of Emmis and have been duly  authorized by all necessary  corporate  proceedings.  This Amendment and the Credit  Agreement, as  amended  hereby,  constitute  valid and  legally  binding  obligations  of  Emmis,  enforceable  against  it in accordance with their terms,  except as limited by bankruptcy,  insolvency,  reorganization,  moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

         (c)      No Default.  No Default or Event of Default has  occurred  and is  continuing,  and after  giving
                  -- -------
effect to this Amendment,  no Default or Event of Default will result from the execution,  delivery and performance by Emmis of this Amendment or from the consummation of the transactions contemplated herein.

         §15.     No Other Amendments,  etc. Except as expressly  provided in this Amendment,  (a) all of the terms
                       -------------------------
and conditions of the Credit  Agreement and the other Loan  Documents  remain  unchanged,  and (b) all of the terms and conditions of the Credit  Agreement,  as amended  hereby,  and of the other Loan Documents are hereby  ratified and confirmed and remain in full force and effect.  Nothing  herein shall be construed to be an amendment,  consent or a waiver of any  requirements  of Emmis or of any other  Person  under the Credit  Agreement or any of the other
Loan  Documents  except as expressly set forth herein.  Nothing in this  Amendment  shall be construed to imply any willingness  on the part of the  Administrative  Agent or the  Lenders to grant any  similar  or future  amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

         §16.     Execution in  Counterparts.  This Amendment may be executed in any number of counterparts  and by
                       --------------------------
each party on a separate  counterpart,  each of which when so executed and delivered shall be an original,  but all of which  together  shall  constitute  one  instrument.  In proving  this  Amendment,  it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         §17.     Miscellaneous.  This  Amendment  shall for all  purposes  be  construed  in  accordance  with and
                       -------------
governed by the laws of the State of New York.  The captions in this  Amendment  are for  convenience  of reference only and shall not define or limit the  provisions  hereof.  Emmis agrees to pay to the  Administrative  Agent,  on demand by the Administrative  Agent, all reasonable  out-of-pocket  costs and expenses incurred or sustained by the
Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.

                                             [Signature pages follow]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                               EMMIS OPERATING COMPANY

                                               By:  _________________________
                                                    Name:
                                                    Title:

         Each of the undersigned  Subsidiaries  hereby (a)  acknowledges  the foregoing  Amendment and (b) ratifies and confirms all of its  obligations  under the Guaranty and under each of the other Loan  Documents to which it is a party.

                                            EMMIS MEADOWLANDS CORPORATION
                                            EMMIS RADIO CORPORATION (f/k/a      Emmis Broadcasting Corporation of
                                            New York)
                                            EMMIS PUBLISHING CORPORATION
                                            EMMIS INTERNATIONAL        BROADCASTING CORPORATION
                                            TOPEKA TELEVISION CORPORATION
                                            SJL OF KANSAS CORP.
                                            EMMIS SOUTH AMERICA        BROADCASTING CORPORATION
                                            EMMIS LATIN AMERICA        BROADCASTING CORPORATION
                                            EMMIS INDIANA BROADCASTING, L.P.
                                              By:  Emmis Operating Company,
                                                     its General Partner
                                            EMMIS PUBLISHING, L.P.
                                              By:  Emmis Operating Company,
                                                     its General Partner
                                            EMMIS TELEVISION BROADCASTING,      L.P.
                                              By:  Emmis Operating Company,
                                                     its General Partner

                                            By:_______________________________
                                               Name:
                                               Title:

                                            EMMIS LICENSE     CORPORATION
                                            EMMIS RADIO LICENSE CORPORATION     (f/k/a Emmis FM License
                                            Corporation of    St. Louis)
                                            EMMIS LICENSE CORPORATION OF        NEW YORK
                                            EMMIS RADIO LICENSE CORPORATION     OF NEW YORK
                                            EMMIS TELEVISION LICENSE   CORPORATION (f/k/a Emmis  Television
                                            License Corporation of     Honolulu)
                                            EMMIS TELEVISION LICENSE   CORPORATION OF WICHITA
                                            EMMIS TELEVISION LICENSE   CORPORATION OF TOPEKA

                                            By:_______________________________
                                               Name:
                                               Title:

                                           [Other signature pages ommited]